Supplement dated January 9, 2015
to the Statement of Additional Information
for Principal Funds, Inc.
dated March 1, 2014
as amended and restated June 3, 2014, September 3, 2014 and November 25, 2014
as supplemented December 12, 2014

This supplement updates information currently in the Statement of Additional Information. Retain this supplement with the Statement of Additional Information.

LEADERSHIP STRUCTURE AND BOARD OF DIRECTORS

Under Officers of the Fund, delete the rows for Michael Roughton and Clint Woods and substitute:

Name, Address and Year of Birth	Position(s) held with Fund and Length of Time Served	Positions with the Manager and its Affiliate; Principal Occupations during Past 5 Years** (unless noted otherwise)
Clint Woods Des Moines, IA 50392 1961	Counsel (since 2015) Assistant Counsel (2014)	Associate General Counsel, AEGON (2003-2012) Asst General Counsel, Asst Corp Secretary, Governance Officer, PLIC (since 2013)